ABERDEEN FUNDS
Aberdeen Global Natural Resources Fund

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a Special Meeting of Shareholders (the “Meeting”) relating to Aberdeen Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Target Fund”), a series of Aberdeen Funds (the “Trust”), a Delaware statutory trust.  The Meeting is scheduled for October 17, 2016 at 11:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  At the Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Global Natural Resources Fund into the Aberdeen Global Equity Fund (the “Global Equity Fund” or “Acquiring Fund”).  The Acquiring Fund is also a series of the Trust.

Background

AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the reorganization of the Target Fund into the Acquiring Fund because it believes that the Global Natural Resources Fund’s small asset size makes the Fund not viable to continue its operations for the long term.  The Global Natural Resources Fund’s small asset size also limits the Fund’s marketability and, given the lack of investor demand, the Global Natural Resources Fund’s future ability to increase assets is anticipated to be very limited.  AAMI believes that continuing to operate the Global Natural Resources Fund as currently constituted is not in the best interests of the Global Natural Resources Fund’s shareholders.  AAMI believes that it is in the best interests of the Global Natural Resources Fund’s shareholders to combine the Global Natural Resources Fund’s assets with a fund of the Trust that has the same investment objective and similar principal investment strategies, lower gross expense ratios (though the same or higher net expense ratios) with respect to each class and a generally better performance history.  It is anticipated that the shareholders of each of the Global Natural Resources Fund and the Global Equity Fund (each, a “Fund” and together, the “Funds”) will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, Global Natural Resources Fund shareholders can expect to pay higher net expenses when they become shareholders of the combined Fund (the “Combined Fund”) than those they currently pay as shareholders of the Global Natural Resources Fund.

Each Fund is sub-advised by Aberdeen Asset Managers Limited and utilizes the same group of portfolio managers, referred to as the “Global Equity Team”.  The Acquiring Fund will continue to be managed by the Global Equity Team post-reorganization.

The Board of Trustees of the Trust (the “Board”) unanimously approved the reorganization of the Target Fund into the Acquiring Fund.  For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders.

The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).  The following table sets forth the Target Fund and its classes of shares and the Acquiring Fund and its classes of shares involved in the Reorganization:

Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Institutional Service Class	Institutional Service Class

In considering these matters you should note the following information about the Funds:

Investment Objectives, Strategies and Policies

The investment objectives of the Acquiring Fund and the Target Fund are identical:  to seek long-term capital growth.  The investment strategies and policies of the Acquiring Fund and the Target Fund have similarities and differences as discussed in detail in the Proxy Statement/Prospectus.

Same Value of Shares, Tax-Free Transaction and No Sales Charges

The Acquiring Fund shares you receive in exchange for your shares of the Target Fund in the Reorganization will have the same total dollar value as the total dollar value of the Target Fund shares that you held immediately prior to the Reorganization.  Target Fund shares will be exchanged for Acquiring Fund shares in a manner intended to be tax free under federal tax laws (although there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax free).  No front-end or contingent deferred sales load will be charged as a result of the Reorganization.

Level of Service and Expenses

The Reorganization is not expected to result in a change in the level or quality of services that Target Fund shareholders currently receive.

The Acquiring Fund has a higher management fee than the Target Fund, so the shareholders of the Target Fund will experience an increase in management fees as a result of the reorganization.  The following table sets forth the management fees for each of the Funds:

	Target Fund	Acquiring Fund
On assets up to $500 million	0.70%	0.90%

On assets of $500 million up to $2 billion	0.65%	0.85%

On assets of $2 billion and more	0.60%	0.80%

The Acquiring Fund and the Target Fund both have contractual expense limitations that will remain in effect until February 28, 2018.  The Acquiring Fund has a higher contractual expense limitation in place, 1.19% (which excludes certain expenses), than the Target Fund, 1.16% (which excludes certain expenses).  As a result of the difference in expense reimbursement, the holders of each class of the Target Fund will experience an increase in net expense ratios on their investment in the Combined Fund as a result of the reorganization.

Although the Acquiring Fund pays higher management fees and has higher operating expenses after the contractual limitation than the Target Fund, the increase in Combined Fund assets is expected to result in lower gross total expenses for all classes of the Combined Fund as compared to the Target Fund, and may in the future lead to lower net expense ratios.  There can be no assurance, however, that such savings will be realized.  The expenses for the Target and Acquiring Funds are detailed further in the Proxy Statement/Prospectus.

The Target Fund and its shareholders and the Acquiring Fund and its shareholders will not bear any costs arising in connection with the transaction contemplated by the Reorganization Agreement, as AAMI has agreed to

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bear such costs (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund, as discussed in the Proxy Statement/Prospectus).

Details of the proposed Reorganization are included in the attached Proxy Statement/Prospectus.  Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Acquiring Fund.

Recommendation of the Board

At a meeting of the Board on June 15, 2016, the Board considered the Reorganization on behalf of the Target Fund and the Acquiring Fund and unanimously approved the Reorganization Agreement and recommended that shareholders of the Target Fund approve the Reorganization Agreement.

For the reasons summarized in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of shareholders of the Target Fund and unanimously recommends that you vote FOR the proposed Reorganization.

Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign and date the card(s) before mailing them in the postage-paid envelope.  You also may vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

Your vote is extremely important, no matter how large or small your holdings may be.  It is important that your vote be received by the date of the Meeting.

You may revoke your proxy at any time before it is exercised by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call AST Fund Solutions (“AST”), the Target Fund’s proxy agent, toll-free at (866) 828-6951, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.  You may also receive a telephone call from one of AST’s proxy solicitation agents or an officer of Aberdeen Funds asking you to vote your shares.  Thank you for your participation in this important initiative.

VOTING

We encourage you to review the enclosed materials carefully.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting.  You may vote in one of the following ways:

•                  By calling us toll-free at the telephone number listed on the enclosed proxy card;

•                  By Internet at the website address listed on the enclosed proxy card;

•                  By returning the enclosed proxy card in the postage-paid envelope; or

•                  In person at the Meeting.

As always, we appreciate your support.

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ABERDEEN FUNDS
Aberdeen Global Natural Resources Fund

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on October 17, 2016

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Aberdeen Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Target Fund”), a series of Aberdeen Funds, a Delaware statutory trust (the “Trust”), will be held at the offices of Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on October 17, 2016 at 11:00 a.m., Eastern Time, for the purpose of considering and voting on the following proposal (“Proposal”):

•                  to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which contemplates the reorganization of the Global Natural Resources Fund into the Aberdeen Global Equity Fund, a series of Aberdeen Funds (the “Global Equity Fund” or “Acquiring Fund”), and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).

The Proposal is described in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”).

The Board of Trustees of Aberdeen Funds unanimously recommends that you vote in favor of the Proposal.

The enclosed materials provide additional information about the Proposal.  Shareholders of record of the Target Fund as of the close of business on July 25, 2016 (“Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Whether or not you plan to attend the Meeting in person, please vote your shares.  The notice and related proxy materials are being mailed to shareholders on or about August 15, 2016.

The Questions and Answers below are provided to assist you in understanding the Proposal.

If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Meeting (1) all shareholders of record of the Target Fund on the Record Date, (2) persons holding proof of beneficial ownership of shares of the Target Fund at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies with respect to shares of the Target Fund, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.

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By order of the Board of Trustees of Aberdeen Funds,

/s/ Bev Hendry
Bev Hendry
President and Chief Executive Officer
Aberdeen Funds, on behalf of its series,
Aberdeen Global Natural Resources Fund

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting.  Accordingly, please date, sign and return the appropriate enclosed proxy card(s) promptly or authorize your proxy by telephone or through the Internet.  No postage is required if mailed in the United States.  It is important that you vote your shares promptly in order to avoid the additional expense of further solicitation.

July 31, 2016
Philadelphia, Pennsylvania

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THIS MEETING IN PERSON.  ANY
 SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the July 25, 2016 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided.  If you sign, date and return the enclosed proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposal described in the Proxy Statement/Prospectus.

As an alternative to using the enclosed proxy card(s) to vote, you may authorize your proxy via the Internet, by telephone, or in person.  To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card(s).  To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card(s).  Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone.  To vote in this manner, you will need the “control” number(s) that appear on your enclosed proxy card(s).  However, any other proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees may be voted only in person or by written proxy.  If we do not receive your completed enclosed proxy card(s) by September 5, 2016, you may be contacted by our proxy solicitor, AST.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the enclosed proxy cards, they will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

The following questions and answers provide an overview of the proposal to reorganize the Aberdeen Global Natural Resources Fund (the “Global Natural Resources Fund” or the “Target Fund”), a series of Aberdeen Funds, a Delaware statutory trust (the Trust”), into the Aberdeen Global Equity Fund (the “Global Equity Fund” or “Acquiring Fund”), also a series of the Trust (the “Proposal”).  The Proposal will be considered and voted on at a Special Meeting of Shareholders (the “Meeting”), which is scheduled for October 17, 2016 at 11:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

Q.                                   What are shareholders of the Target Fund being asked to vote upon?

A.                                    The shareholders of the Target Fund are being asked to consider and approve a proposal to reorganize the Target Fund into the Acquiring Fund.  The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the Proposal.

Q.                                   Why has the Reorganization of the Target Fund into the Acquiring Fund been recommended?

A.                                    AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the reorganization of the Target Fund into the Acquiring Fund because it believes that the Target Fund’s small asset size makes the Target Fund not viable to continue its operations for the long term.  The Target Fund’s small asset size also limits the Fund’s marketability and, given the lack of investor demand, the Target Fund’s future ability to increase assets for the Fund is anticipated to be very limited.  AAMI believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund’s shareholders.

AAMI believes that it is in the best interests of the Target Fund’s shareholders to combine the Target Fund’s assets with a fund of the Trust that has the same investment objective and similar principal investment strategies, lower gross expense ratios (though the same or higher net expense ratios) with respect to each class and a generally better performance history.  It is anticipated that the shareholders of each of the Target Fund and the Acquiring Fund (each, a “Fund,” and together, the “Funds”) will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, Target Fund shareholders can expect to pay the same or higher net expenses as shareholders of the combined Fund (the “Combined Fund”) than those now paid by as shareholders of the Target Fund.

Q.                                   How is the Target Fund proposed to be reorganized?

A.                                    The Target Fund reorganization will be pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) among the relevant parties approved by the Board, which contemplates:

•                  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the assets and liabilities of the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•                  the distribution to each shareholder of each class of the Target Fund shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the class of the Target Fund held by that shareholder on the closing date of the reorganization; and

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•                  the subsequent complete liquidation and dissolution of the Target Fund.

The foregoing transaction is referred to in the Proxy Statement/Prospectus as the “Reorganization.”

The Reorganization Agreement has been approved by the Board with respect to each of the Target Fund and the Acquiring Fund.  The Reorganization Agreement contemplates the Reorganization of the Target Fund and its share classes into the Acquiring Fund and its share classes as set out below:

Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Institutional Service Class	Institutional Service Class

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the completion of the Reorganization.  If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.  In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Board’s right to terminate the Reorganization Agreement if it subsequently determines that proceeding with the Reorganization is inadvisable for either the Target Fund or the Acquiring Fund.

Q.                                   What is the anticipated timing of the Reorganization?

A.                                    The meeting of shareholders is scheduled to occur on or about October 17, 2016.  If all necessary approvals are obtained, the proposed Reorganization will likely take place in the fourth quarter of 2016.

Q.                                   Are there any significant differences between the investment objectives and investment strategies and policies of the Target Fund and the Acquiring Fund?

A.                                    The investment objectives of the Target Fund and the Acquiring Fund are identical, as both seek long-term capital growth as their primary objective.  The investment strategies and policies of the Target Fund and the Acquiring Fund have similarities and differences, which are discussed in detail in the Proxy Statement/Prospectus.

Q.                                   Are there any significant differences in the annual fund operating expenses of the Target Fund and Acquiring Fund?

A.                                    The Target and Acquiring Funds have different management fee structures, so the shareholders of the Target Fund will see an increase in management fees of 0.20% (20 basis points) for the initial fee and at each breakpoint.  Also, the Acquiring Fund and the Target Fund both have contractual expense limitations in effect until February 28, 2018.  The Acquiring Fund has a higher contractual expense limitation of 1.19% (which excludes certain expenses), than the Target Fund, which has a contractual expense limitation of 1.16% (which excludes certain expenses).

AAMI believes that it is in the best interests of the Target Fund’s shareholders to combine its assets with a fund of the Trust that has the same investment objective and similar principal investment strategies, lower gross expense ratios (though higher net expense ratios) with respect to each class and a generally better performance history.  It is anticipated that the shareholders of each of the Target Fund and the Acquiring Fund (each, a “Fund,” and together, the “Funds”) will benefit from the expected

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operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, shareholders of the combined Fund (the “Combined Fund”) can expect to pay higher net expenses than those now paid by Target Fund shareholders.  Although the Acquiring Fund pays higher management fees and has higher operating expenses after the contractual expense limitation than the Target Fund, the increase in Combined Fund assets is expected to result in lower gross total expenses for all classes of the Combined Fund as compared to the Target Fund, and may in the future lead to lower net expense ratios.  There can be no assurance, however, that such savings will be realized.  The expenses for the Target and Acquiring Funds are detailed further in the Proxy Statement/Prospectus.

Q.                                   Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.                                    No.  The full value of your shares of the Target Fund will be exchanged for shares of the Acquiring Fund without any sales charge, commission or other transactional fee being imposed.  Holders of each class of shares of the Target Fund will receive the corresponding share class of the Acquiring Fund in the Reorganization, as set forth above.  Although Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares, future purchases of Class A shares of the Acquiring Fund after the Reorganization will be subject to the front-end sales charge.

Q.                                   Why are you sending me this information?

A.                                    You are receiving the Proxy Statement/Prospectus because you own shares in the Target Fund and have the right to vote on the very important Proposal concerning your investment.

Q.                                   What effect will the Reorganization have on me as a Target Fund shareholder?

A.                                    Immediately after the Reorganization, each shareholder of each class of the Target Fund will own shares of the corresponding class of the Acquiring Fund that are equal in value to the shares of the Target Fund that were held by that shareholder immediately prior to the closing of the Reorganization.

The Acquiring Fund currently offers identical shareholder services to those offered by the Target Fund.  AAMI serves as the adviser to both the Target Fund and the Acquiring Fund and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as sub-adviser to both the Target Fund and the Acquiring Fund.  AAMI and AAML anticipate providing advisory or sub-advisory services to the Combined Fund that are identical in nature and quality to the nature and quality of the advisory services that are currently provided to the Target Fund.

The following table outlines the service providers for your Target Fund and the comparable service providers for the Acquiring Fund.

	Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund

Advisers	AAMI, sub-advised by AAML utilizing the Global Equity Team	AAMI, sub-advised by AAML utilizing the Global Equity Team

Administrator	AAMI	AAMI

Sub-Administrator	State Street Bank and Trust Company (“State Street”)	State Street

Transfer Agent	Boston Financial Data Services, Inc.	Boston Financial Data Services, Inc.

Custodian	State Street	State Street

Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC

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Q.                                   What will be the federal income tax consequences of the Reorganization?

A.                                    As a condition to the Target Fund’s obligation to consummate the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from their legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.  Despite this opinion, there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax-free.

Q.                                   Who can vote to approve the Proposal?

A.                                    Only shareholders of record of the Target Fund at the close of business on July 25, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

Q.                                   How does the Board recommend that I vote?

A.                                    After careful consideration, the Board recommends that you vote “FOR” the Proposal.  A summary of the Board’s considerations is provided in the enclosed Proxy Statement/Prospectus in the section entitled “Reasons for the Reorganization.”

Q.                                   What happens if shareholders do not approve the Proposal?

A.                                    On June 15, 2016, the Board approved a Plan of Liquidation for the Target Fund that will only go into effect should the Proposal not be approved by shareholders or not be consummated for any reason.  A liquidation of the Target Fund could result in a taxable event for shareholders.

Q.                                   Will the Target Fund pay for this proxy solicitation or for the costs of the Reorganization?

A.                                    No.  Neither the Target Fund nor the Acquiring Fund will bear these costs.  AAMI will bear all costs arising in connection with the transaction contemplated by the Reorganization Agreement, including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio of the Target Fund, as discussed in the Proxy Statement/Prospectus).  The estimated costs of the Reorganization (excluding portfolio realignment costs) are $110,750.  It is expected that approximately 84% of the Target Fund, based upon the value of its portfolio holdings on June 30, 2016, will be sold to realign the Target Fund prior to the Reorganization in order to permit the Combined Fund to meet the investment policies and restrictions of the Acquiring Fund. The investment policies and restrictions of the Acquiring Fund differ from those of the Target Fund primarily with respect to the Target Fund’s non-fundamental policy to invest more than 80% of its assets in natural resources industries.  The portion of the Target Fund’s portfolio holdings that will be sold to realign the Target Fund will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. If all such holdings were sold on June 30, 2016, the sales would result in a net capital loss estimated to be $2,480,785, or $0.29 per share, assuming all Target Fund shareholders as of June 30, 2016 elect to participate in the Reorganization and there is no attrition in the number of Acquiring Fund shareholders as of June 30, 2016. This amount does not take into account current year net realized capital gains. The estimated trading costs to realign the portfolio in such instance would be approximately $25,300, which is estimated to be approximately 0.022% of the total net assets of the Combined Fund. This cost will be borne by Combined Fund shareholders, and is not included in the total estimated costs of the Reorganization that will be paid by AAMI. The actual trading costs and amount of capital gains or losses resulting from the sale of the Target Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

Q.                                   How do I vote my shares?

A.                                    For your convenience, there are several ways you can authorize your proxy or vote:

•                  Vote In Person:  You may attend the Meeting as described in the Proxy Statement/Prospectus and vote your shares in person.

•                  By Mail:  You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope.  Please note that if you sign and date a proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

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•                  By Telephone:  You may authorize your proxy by telephone by calling the number on your proxy card(s).  To vote in this manner, you will need the “control” number that appears on your proxy card(s).

•                  Via the Internet:   You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s).  To vote in this manner, you will need the “control” number that appears on your proxy card(s).

Q.                                   Whom should I call for additional information about this Proxy Statement/Prospectus?

A.                                    If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, AST at (866) 828-6951, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS.

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COMBINED PROXY STATEMENT/PROSPECTUS

ABERDEEN FUNDS

Aberdeen Global Natural Resources Fund
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania  19103
(866) 667-9231

Aberdeen Global Equity Fund
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania  19103
(866) 667-9231

Dated August 5, 2016

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Aberdeen Global Natural Resources Fund (the “Global Natural Resources Fund” or “Target Fund”), a series of Aberdeen Funds (the “Trust”), a Delaware statutory trust.  The Meeting has been called by the Board of Trustees of Aberdeen Funds (the “Board”) to vote on the following proposal (the “Proposal”):

Proposal	Shareholders Entitled to Vote

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which contemplates the reorganization of the Global Natural Resources Fund into the Aberdeen Global Equity Fund (the “Global Equity Fund” or the “Acquiring Fund”), a series of Aberdeen Funds, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).

Shareholders of the Target Fund as of the close of business on July 25, 2016 (“Record Date”).

The Meeting is scheduled for October 17, 2016 at 11:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. (“AAMI”).  The Board, on behalf of the Target Fund, is soliciting these proxies.  This Proxy Statement/Prospectus will first be sent to shareholders on or about August 15, 2016.

The Reorganization Agreement contemplates the Reorganization of the Target Fund and its share classes into the Acquiring Fund and its share classes as set out below:

Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Institutional Service Class	Institutional Service Class

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The Target Fund and the Acquiring Fund are referred to collectively as the “Funds” and each, a “Fund” in this Proxy Statement/Prospectus.  The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus gives you information about your investment in the Target Fund and the Acquiring Fund and other matters that you should know about before voting and investing.  It is both the Target Fund’s proxy statement for the Meeting and a prospectus for the Acquiring Fund.  Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•                  the Statement of Additional Information dated August 5, 2016 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus;

•                  the Prospectus of the Global Equity Fund and the Global Natural Resources Fund, dated February 29, 2016, as amended and supplemented (the “Statutory Prospectus”);

•                  the Statement of Additional Information for the Global Equity Fund and the Global Natural Resources Fund, dated February 29, 2016, as amended and supplemented;

•                  the Annual Report to shareholders of the Global Natural Resources Fund for the fiscal year ended October 31, 2015; and

•                  the Semi-Annual report to shareholders of the Global Natural Resources Fund for the fiscal period ended April 30, 2016.

In addition, the following documents have been filed with the SEC, are incorporated herein by reference into (each legally forms a part of) and also accompany this Proxy Statement/Prospectus:

•                  the Summary Prospectus of the Global Equity Fund, dated February 29, 2016, as amended and restated (the “Global Equity Fund Summary Prospectus” or “Acquiring Fund Summary Prospectus”);

•                  the Annual Report to shareholders of the Global Equity Fund for the fiscal year ended October 31, 2015; and

•                  the Semi-Annual report to shareholders of the Global Equity Fund for the fiscal period ended April 30, 2016.

The Acquiring Fund Summary Prospectus is intended to provide you with additional information about the Acquiring Fund.  This document is on file with the SEC.  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”) and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Aberdeen Funds
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania  19103
(866) 667-9231

You also may view or obtain these documents from the SEC as follows:

15

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E. Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.  Mutual fund shares involve investment risks, including the possible loss of principal.

16

COMBINED PROXY STATEMENT/PROSPECTUS

17

Additional Information	52
Financial Statements	52
Financial Highlights	53

EXHIBITS

Exhibit A—Agreement and Plan of Reorganization	A-1

Exhibit B—Investment Restrictions	B-1

Exhibit C—Outstanding Voting Securities as of July 25, 2016	C-1

Exhibit D—Principal Holders of Shares as of July 25, 2016	D-1

18

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein.  You should read the entire Proxy Statement/Prospectus carefully, including the Reorganization Agreement (attached as Exhibit A).  For more information, please read the Prospectus of the Target Fund and Acquiring Fund and the Statement of Additional Information relating to this Proxy Statement/Prospectus.  A copy of the Acquiring Fund Summary Prospectus accompanies this Proxy Statement/Prospectus.

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Target Fund are being asked to consider and approve the Reorganization Agreement.  The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

If the Reorganization Agreement is approved by the shareholders of the Target Fund, each shareholder of the Target Fund will receive the corresponding class of the Acquiring Fund’s shares equal in total value to the shareholder’s investment in the Target Fund.

If approved, the Reorganization Agreement will have the effect of reorganizing the Target Fund with and into the Acquiring Fund.  This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund.  This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (referred to in this Proxy Statement/Prospectus as the “Closing Date”), which is currently expected to be in the fourth quarter of 2016.

What is the purpose of the Proposal?

AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the reorganization of the Target Fund into the Acquiring Fund because it believes that the Target Fund’s small asset size makes the Target Fund not viable to continue its operations for the long term.  The Target Fund’s small asset size also limits the Target Fund’s marketability and, given the lack of investor demand, the Target Fund’s future ability to increase assets is anticipated to be very limited.  AAMI believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund’s shareholders.

AAMI believes that it is in the best interests of the Target Fund’s shareholders to combine the Target Fund’s assets with a fund of the Trust that has the same investment objective and similar principal investment strategies, lower gross expense ratios (though the same or higher net expense ratios) with respect to each class and a generally better performance history.  As detailed further in the Proxy Statement/Prospectus, it is anticipated that the shareholders of each of the Funds will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, Target Fund shareholders can expect to pay the same or higher net expenses as shareholders of the Combined Fund than those now paid as shareholders of the Target Fund. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders.

For the reasons set out below under “Reasons for the Reorganization,” the Board has concluded that the Reorganization of the Target Fund into the Acquiring Fund is in the best interests of the Target Fund and its shareholders and that the interests of the shareholders will not be diluted as a result of the Reorganization.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Target Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free).  You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.  In addition, the capital loss carryovers of the Target Fund will be subject to an annual limitation for federal income tax purposes that will significantly reduce the total capital loss carryovers available to the Acquiring Fund.  For further information about the federal income tax consequences of the Reorganization, see “Information About the Reorganization—What are the federal income tax consequences of the Reorganization?”

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from legal counsel to the Funds, Willkie Farr & Gallagher LLP, (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.  Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

How do the investment objectives, investment strategies and investment restrictions of the Target Fund and the Acquiring Fund compare?

Investment Objectives

The following chart states the investment objectives of the Target Fund and the Acquiring Fund.

Fund	Investment Objective
Global Natural Resources Fund (Target Fund)	The fund seeks long-term capital growth.

Global Equity Fund (Acquiring Fund)	The fund seeks long-term capital growth.

Comparison.  The investment objectives of the Global Natural Resources Fund and the Global Equity Fund are identical.  Both Funds seek long-term capital growth.  The investment objective of each of the Global Natural Resources Fund and Global Equity Fund is non-fundamental, which means it may be changed by the Board without shareholder approval.

Investment Strategies

The investment strategies of the Target Fund and the Acquiring Fund have similarities and differences.  The most significant difference between the investment strategies of the Target Fund and the Acquiring Fund is that the Target Fund focuses its investments on equity securities of U.S. and foreign companies with business operations in or related to activities in natural resources industries, while the Acquiring Fund invests in equity securities of companies located throughout the world (including the U.S.) without any focus on a particular industry or group of industries.  The Target Fund concentrates at least 25% of its total assets in securities of issuers in natural resources industries, while the Acquiring Fund does not have a concentration policy.  Both Funds follow the same bottom-up fundamental equity investment style utilized by Aberdeen Group’s Global Equity Team.

The following pages describe the investment strategies of the Target Fund and the Acquiring Fund and discuss significant differences between the investment strategies and investment approaches of the Target Fund and Acquiring Fund.  Please see “Comparison of Additional Information About Investments, Investment Techniques and Risks” for more information on the strategies of each Fund.

The following illustrates the similarities and differences between the investment strategies of the Global Natural Resources Fund and the Global Equity Fund:

Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund

As a non-fundamental policy, under normal circumstances, the Global Natural Resources Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to natural resources industries, as discussed below.

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.).

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.	Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Natural resources are materials with economic value that are derived from natural origins, such as energy sources, precious metals (e.g., gold, platinum), non-precious metals (e.g., aluminum, copper), chemicals and other basic commodities.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.	If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by AAMI in which case the Fund would invest at least 30%) in non-U.S. companies. A company will be considered a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by AAMI in which case the Fund would invest at least 30%) in non-U.S. companies. A company will be considered a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the United States;

•                  has its principal securities trading market in a country outside the U.S.;

•                  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.; and/or

•                  issues securities denominated in the currency of a country outside the U.S.

•                  is organized under the laws of or has its principal place of business in a country outside the United States;

•                  has its principal securities trading market in a country outside the U.S.;

•                  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.; and/or

•                  issues securities denominated in the currency of a country outside the U.S.

Under normal conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it

Under normal conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it

invests.	invests.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

•                  participate in the discovery and development of natural resources;

•                  own or produce natural resources;

•                  engage in the transportation, distribution, or processing of natural resources;

•                  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation and pollution control;

•                  provide related services such as mining, drilling, chemicals and related parts and equipment;

•                  provide services/equipment that aid the production, processing or transportation of a resource (energy, agriculture, metals); and

•                  would have related investments such as drilling rigs, oil tankers, any oil field service company, engineering and construction companies, chemical companies, fertilizer and ethanol.

The Global Natural Resources Fund is diversified; however, the Fund will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include:

•                  agricultural and farming products;

•                  alternative energy sources;

•                  base metal production;

•                  building materials;

•                  chemicals;

•                  coal;

•                  energy services and technology;

•                  environmental services;

•                  forest products;

•                  gold and other precious metals;

•                  integrated oil;

•                  steel and iron ore production;

•                  oil and gas exploration and production; and

•                  paper products.

The Fund may invest in natural resources companies of any size, including established large-cap companies, as well as small-cap and mid-cap companies.	The Fund may invest in securities of any market capitalization.

Significant Differences.  Significant differences between the Target Fund and the Acquiring Fund are:

(1) The Target Fund focuses its investments in global equity securities of companies in natural resources industries, while the Acquiring Fund focuses its investments in global equity securities, but does not have a specific industry focus; and

(2) The Target Fund has a concentration policy to invest at least 25% of its total assets in securities of issuers in natural resources industries, while the Acquiring Fund does not have a policy to concentrate its investments in any particular industry.

Differences between the Target Fund’s and Acquiring Fund’s Investment Restrictions

The fundamental investment restrictions for the Target Fund and Acquiring Fund are substantially similar.  The only difference is that the Acquiring Fund is prohibited from concentrating (investing more than 25%) in a particular industry, while the Target Fund has a policy to invest 25% or more of its assets in at least one or more of the following industries: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.  The Target Fund may not concentrate in any other industry and may not change its policy to invest 25% or more of its assets in the indicated industries without a shareholder vote. The Funds’ investment restrictions are detailed in Exhibit B.

What are the fees and expenses of the Fund and what can I expect them to be after the Reorganization?

If the Reorganization is approved and completed, holders of Target Fund shares will receive shares of the corresponding class of shares of the Acquiring Fund as indicated in the following table:

Global Natural Resources Fund (Target Fund)	Global Equity Fund (Acquiring Fund)
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Institutional Service Class	Institutional Service Class

Expense Ratio Tables.  Expenses of a mutual fund are often measured by its expense ratio (i.e., the ratio of the Fund’s total expenses for a year divided by its average daily net asset value over the same year).  The following tables: (1) compare the fees and expenses for the Target Fund and the Acquiring Fund based on actual expenses of the Target Fund and the Acquiring Fund for the most recent fiscal year; and (2) show the estimated fees and expenses for the Combined Fund on a pro forma basis after giving effect to the Reorganization.  The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these Funds will bear as shareholders.  The tables enable you to compare and contrast the expense levels for the Target Fund and the Acquiring Fund and obtain a general idea of what the expense levels will be if the Reorganization of the Target Fund occurs.  The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The expenses for the Target Fund and the Acquiring Fund are based on actual expenses for the six months ended April 30, 2016.

The sales charge structures for the Target Fund and the Acquiring Fund are identical.  Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses (excluding certain expenses) to 1.16% for all classes of the Target Fund, and 1.19% for all classes of the Acquiring Fund, at least through February 28, 2018.  The expense limitation contract may not be terminated before February 28, 2018 without the approval of the Board of Trustees.

The Global Natural Resources Fund and Global Equity Fund expenses in the table below are based on actual expenses for the six months ended April 30, 2016 (annualized):

	Actual				Pro Forma		Actual				Pro Forma
Shareholder fees (paid directly from your investment)	Global Natural Resources Fund (Class A)		Global Equity Fund (Class A)		Global Equity Fund (combined) (Class A)		Global Natural Resources Fund (Class C)		Global Equity Fund (Class C)		Global Equity Fund (combined) (Class C)

Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%(1)	1.00	%(1)	1.00	%(1)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.90%		0.90%		0.70%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%		1.00%		1.00%		1.00%
Other Expenses(2)	1.14%		0.48%		0.43%		1.08%		0.41%		0.36%
Total Annual Fund Operating Expenses	2.09%		1.63%		1.58%		2.78%		2.31%		2.26%
Less: Amount of Fee Limitations/Expense Reimbursements	0.57	%(3)	0.07	%(4)	0.04	%(4)	0.62	%(3)	0.12	%(4)	0.07	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.52%		1.56%		1.54%		2.16%		2.19%		2.19%

	Actual				Pro Forma		Actual				Pro Forma
Shareholder fees (paid directly from your investment)	Global Natural Resources Fund (Class R)		Global Equity Fund (Class R)		Global Equity Fund (combined) (Class R)		Global Natural Resources Fund (Institutional Class)		Global Equity Fund (Institutional Class)		Global Equity Fund (combined) (Institutional Class)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.90%		0.90%		0.70%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%		None		None		None
Other Expenses(2)	1.13%		0.55%		0.41%		1.05%		0.36%		0.33%
Total Annual Fund Operating Expenses	2.33%		1.95%		1.81%		1.75%		1.26%		1.23%
Less: Amount of Fee Limitations/Expense Reimbursements	0.57	%(3)	0.07	%(4)	0.04	%(4)	0.59	%(3)	0.07	%(4)	0.04	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.76%		1.88%		1.77%		1.16%		1.19%		1.19%

	Actual				Pro Forma
Shareholder fees (paid directly from your investment)	Global Natural Resources Fund (Institutional Service Class)		Global Equity Fund (Institutional Service Class)		Global Equity Fund (combined) (Institutional Service Class)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses(2)	1.06%		0.36%		0.36%
Total Annual Fund Operating Expenses	1.76%		1.26%		1.26%
Less: Amount of Fee Limitations/Expense Reimbursements	0.57	%(3)	0.07	%(4)	0.04	%(4)
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements	1.19%		1.19%		1.22%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Other Expenses have been restated to reflect current fees.

(3)         Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses to 1.16% for all classes of the Global Natural Resources Fund.  This contractual limitation may not be terminated before February 28, 2018 without the approval of the Board of Trustees.  This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative service fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses.  Aberdeen Funds is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

(4)         Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses to 1.19% for all classes of the Global Equity Fund.  This contractual limitation may not be terminated before February 28, 2018 without the approval of the Board of Trustees.  This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative service fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses.  Aberdeen Funds is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example.  These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year and no change in expenses or in the expense limitations for the Funds, which will be in place until February 28, 2018 unless sooner terminated by the Board of Trustees.  Although your actual costs may be higher or lower based on these assumptions your costs would be:

The following table is based on amounts for the six months ended April 30, 2016 (annualized):

ASSUMING YOU REDEEM YOUR SHARES:

Class A	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$721	$1,140	$1,585	$2,814
Global Equity Fund	$725	$1,053	$1,404	$2,391
Pro Forma Combined Fund	$723	$1,041	$1,382	$2,342

Class C	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$319	$804	$1,414	$3,064
Global Equity Fund	$322	$710	$1,224	$2,637
Pro Forma Combined Fund	$322	$700	$1,204	$2,590

Class R	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$179	$673	$1,194	$2,622
Global Equity Fund	$191	$605	$1,046	$2,269
Pro Forma Combined Fund	$180	$566	$976	$2,123

Institutional Class	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$118	$494	$894	$2,014
Global Equity Fund	$121	$393	$685	$1,516
Pro Forma Combined Fund	$121	$386	$672	$1,485

Institutional Service Class	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$121	$499	$901	$2,026
Global Equity Fund	$121	$393	$685	$1,516
Pro Forma Combined Fund	$124	$396	$688	$1,519

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

Class C	1 Year	3 Years	5 Years	10 Years
Global Natural Resources Fund	$219	$804	$1,414	$3,064
Global Equity Fund	$222	$710	$1,224	$2,637
Pro Forma Combined Fund	$222	$700	$1,204	$2,590

How do the Funds’ portfolio turnovers compare?

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Acquiring Fund’s portfolio turnover rate during the six months ended April 30, 2016 and the most recent fiscal year ended October 31, 2015, expressed as a percentage of the average value of its portfolio, was 12.92% and 31.45%, respectively.  The Target Fund’s portfolio turnover rate during the six months ended April 30, 2016 and the most recent fiscal year ended October 31, 2015, expressed as a percentage of the average value of its portfolio, was 12.19% and 31.83%, respectively.

How do the Funds’ performances compare?

The accompanying bar charts and tables provide an indication of the risks of investing in the Target Fund and the Acquiring Fund.  The returns presented for each of the Target Fund and Acquiring Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (each, a “Predecessor Fund”).  The Target Fund and Acquiring Fund each adopted the performance of its respective Predecessor Fund as the result of a reorganization on June 23, 2008 in which each of the Target Fund and the Acquiring Fund acquired all of the assets, subject to the liabilities, of its respective Predecessor Fund.  Each of the Target Fund and the Acquiring Fund have substantially similar investment objectives and strategies of its respective Predecessor Fund.  Returns of each Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Returns of the Institutional Service Class of the Acquiring Fund prior to the commencement of operations of the Institutional Service Class (inception date: December 19, 2011) are based on the previous performance of the Fund’s Class A shares.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

The bar charts and tables below can help you evaluate potential risks of the Target Fund and Acquiring Fund.  The bar charts show you how performance of the Target Fund’s and the Acquiring Fund’s Class A shares has varied from year to year.  The returns in the tables reflect the maximum sales charges for Class A.  The returns in the bar charts do not reflect sales loads or account fees.  If these amounts were reflected, returns would be less than those shown.

The tables compare the Target Fund’s and the Acquiring Fund’s respective average annual total returns to the returns of broad-based securities market indices.    Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Global Natural Resources Fund

Annual Total Returns—Class A Shares
(Target Fund)
(Years Ended December 31)

During the ten-year period shown in the bar chart, the highest return for a quarter was 24.89% (second quarter 2008) and the lowest return was -34.35%  (fourth quarter 2008).

Year-to-Date Performance as of June 30, 2016 (Class A): 14.71%

As of December 31, 2015 Average Annual Total Returns	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-29.02%	-10.07%	-2.00%
Class A shares — After Taxes on Distributions	-29.80%	-10.61%	-2.76%
Class A shares — After Taxes on Distributions and Sales of Shares	-16.35%	-7.38%	-0.91%
Class C shares — Before Taxes	-25.93%	-9.63%	-2.08%
Class R shares — Before Taxes	-24.85%	-9.18%	-1.62%
Institutional Class shares — Before Taxes	-24.38%	-8.70%	-1.11%
Institutional Service Class shares — Before Taxes	-24.40%	-8.69%	-1.09%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-1.84%	6.66%	5.31%
S&P Global Natural Resources Index™ (reflects no deduction for fees, expenses or taxes)	-24.00%	-8.65%	0.87%

Aberdeen Global Equity Fund
Annual Total Returns—Class A Shares
Acquiring Fund
(Years Ended December 31)

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.82% (second quarter 2009) and the lowest return for a quarter was -21.22% (fourth quarter 2008).

Year-to-Date Performance as of June 30, 2016 (Class A): 6.89%

Average Annual Total Returns as of December 31, 2015	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-17.34%	0.78%	2.37%
Class A shares — After Taxes on Distributions	-17.91%	0.00%	1.80%
Class A shares — After Taxes on Distributions and Sales of Shares	-9.78%	0.30%	1.61%
Class C shares — Before Taxes	-13.73%	1.32%	2.27%
Class R shares — Before Taxes	-12.58%	1.73%	2.70%
Institutional Class shares — Before Taxes	-11.98%	2.33%	3.20%
Institutional Service Class shares — Before Taxes	-11.92%	2.30%	3.13%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-0.32%	8.19%	5.56%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-1.84%	6.66%	5.31%

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above tables. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A; after-tax returns for other classes will vary.

Who are the Service Providers?

AAMI serves as the investment adviser to the Target Fund and the Acquiring Fund, and will serve as the investment adviser to the Combined Fund. AAMI is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $420.9 billion in assets as of March 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The Target and Acquiring Funds are both sub-advised by Aberdeen Asset Managers Limited (“AAML”). AAML, a Scottish company, located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, is an affiliate of AAMI and wholly owned by Aberdeen PLC.

The Target Fund and Acquiring Fund have the same investment adviser, sub-adviser, administrator, distributor, auditor, transfer agent, and custodian, as indicated in the table below. It is anticipated that the service providers to the Acquiring Fund will continue as the service providers to the Combined Fund following the closing of the Reorganization. For more information about the investment advisory fees of the Target Fund and the Acquiring Fund and for a detailed description of the management of the Acquiring Fund and other service providers to the Acquiring Fund, please see “Comparison of the Target Fund and the Acquiring Fund—Who manages the Funds?” and “—Who are the other service providers?” below.

	Target Fund	Acquiring Fund
Investment Adviser	AAMI	AAMI
Sub-Adviser	AAML	AAML
Administrator	AAMI	AAMI
Sub-Administrator	State Street	State Street
Transfer Agent	Boston Financial Data Services, Inc.	Boston Financial Data Services, Inc.
Custodian	State Street	State Street
Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC

How are Shares Priced?

The price of each share of the Target Fund or the Acquiring Fund is based on its per share net asset value (“NAV”). The NAV per share of a class is generally determined by dividing the total net market value of the securities and other assets in the Funds’ portfolio allocable to such class, less liabilities allocable to such class, by the total number of shares outstanding of such class.

The NAV for shares of each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (normally at 4 p.m. Eastern time) on days the Exchange is open. A purchase, exchange or redemption order will be priced at the next NAV calculated after the order is received in good form by a Fund’s transfer agent or an authorized intermediary (plus any applicable sales charge). An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect the order.

The share pricing policies of the Target Fund and the Acquiring Fund are identical and are detailed below:

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

The following should be noted with respect to the price at which transactions are processed:

•                       Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                       Aberdeen Funds reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                       The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, Aberdeen Funds may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is scheduled to be closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•            New Year’s Day

•            Martin Luther King, Jr. Day

•            Presidents’ Day

•            Good Friday

•            Memorial Day

•            Independence Day

•            Labor Day

•            Thanksgiving Day

•            Christmas Day

•            Other days as determined by the New York Stock Exchange.

In the event that the New York Stock Exchange experiences a non-routine or unscheduled closure, the Funds may, but generally do not expect to, calculate NAV.  Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Fair Value Pricing.  The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some traders occur in smaller, “odd lot” sizes which may be effected at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees.

What are the Sales Load, Redemption Fees and Rule 12b-1 Arrangements for Target Fund and Acquiring Fund?

Class A Shares.  There is a maximum sales charge of 5.75% for Class A shares of the Target Fund and the Acquiring Fund. The sales charge is calculated as a percentage of the offering price for Class A shares. Sales charges are reduced as the amount increases, provided the amount invested reaches certain specified levels. There is no sales charge on Target Fund or Acquiring Fund Class A shares on purchases of $1,000,000 or more, but Class A shares may be subject to a contingent deferred sales load of 1.00% if a redemption is made within one year of purchase. Class A shares of the Target Fund and the Acquiring Fund are subject to a Rule 12b-1 fee at an annual rate of 0.25% of each Fund’s average daily net assets attributable to its respective Class A shares.

Class C Shares.  For both the Target Fund and the Acquiring Fund, there is no front end sales charge on Class C shares. However, Class C shares are subject to a CDSC of 1.00% of certain redemptions within the first year of purchase. Class C shares are subject to a Rule 12b-1 fee at an annual rate of 1.00% of the Fund’s average daily net assets attributable to Class C shares.

Class R Shares.  For both the Target Fund and the Acquiring Fund, Class R shares are offered at net asset value with no front end or contingent deferred sales charge. However, Class R shares are subject to a Rule 12b-1 fee at an annual rate of 0.50% of the Fund’s average daily net assets attributable to Class R shares.

Institutional Class Shares.  Institutional Class shares of the Target Fund and the Acquiring Fund are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Institutional Service Class Shares.  Institutional Service Class shares of the Target Fund and the Acquiring Fund are offered at net asset value with no front end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Redemption Fees.  Neither the Target Fund nor the Acquiring Fund impose a redemption fee (short-term trading fee).

The Target Fund’s and Acquiring Fund’s purchase, redemption, exchange, dividend and other policies and procedures are identical. For more information, see “Comparison of the Target Fund and Acquiring Fund— Dividends and Distributions, Purchase, Redemption and Exchange Policies” and “Additional Information About the Acquiring Fund.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Funds over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Where can I find more financial information about the Funds?

The Target Fund’s and the Acquiring Fund’s annual report, which is incorporated herein by reference, contains a discussion of the Funds’ performance during the past fiscal year and shows per share information for each of the past five fiscal years. These documents also are available upon request. (See “Contacting Aberdeen Funds” below.)

What are the principal risks associated with investments in the Funds?

The risks identified below are the principal risks of investing in the Target Fund and the Acquiring Fund.  All investments have risks to some degree and it is possible that you could lose money by investing in the Funds. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee the Funds will achieve their investment objectives. For more information on the risks associated with the Acquiring Fund, see the “Additional Information on Portfolio Instruments and Investment Policies” section of the Acquiring Fund’s Statement of Additional Information.

Each Fund is subject to the principal risks set out below.

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.  This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Securities Selection Risk — The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small-Cap Securities Risk — Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

The Target Fund is subject to the additional principal risks set out below.

Concentration Risk — Investing 25% or more of the Fund’s net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

Natural Resources Industry Risk — The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

The Acquiring Fund is subject to the additional principal risk set out below.

Consumer Staples Sector Risk.  To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

REASONS FOR THE REORGANIZATION

Background

AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the reorganization of the Target Fund into the Acquiring Fund, because it believes that the Target Fund’s small asset size makes the Target Fund not viable to continue its operations for the long term. The Target Fund’s small asset size also limits the Target Fund’s marketability and, given the lack of investor demand, the Target Fund’s future ability to increase assets is anticipated to be very limited. AAMI believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund’s shareholders.  Overall, the transaction is anticipated to add scale to the Combined Fund and increase the marketability of the Combined Fund, which would benefit both the Target Fund and the Acquiring Fund.

Board Consideration of the Reorganization

At a regular meeting held on June 15, 2016, the Trustees of the Aberdeen Funds (the “Trust”), on behalf of the Target Fund, including the Trustees who are not “interested persons” of the Target Fund, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization as set forth in the Reorganization Agreement. The Board determined that the Reorganization was in the best interests of the Target Fund and its shareholders, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Trustees were advised by their independent legal counsel that is experienced in 1940 Act matters.

Before approving the Reorganization Agreement, the Trustees evaluated extensive information provided by management of the Trust and reviewed various factors about the Target Fund and the Acquiring Fund and the proposed Reorganization. The combination of the two Funds with identical investment objectives and certain similar investment strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. It is expected that the Combined Fund will have (i) a projected gross operating expense ratio for each class lower than that of the corresponding class of the Target Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class the same or higher than that of the corresponding class of the Target Fund prior to the Reorganization due to the difference in the contractual expense limitations between the Target Fund and the Acquiring Fund.

The Trustees also considered the possibility that the Acquiring Fund may achieve certain operating efficiencies from its larger asset size (despite the fact that initially Target Fund shareholders will experience an increase in their net expenses as shareholders of the Combined Fund) and that the Combined Fund will have funding and resources that may enable it to enjoy increased growth and possible further economies of scale.

In addition, the Trustees considered, among other things:

•                  the terms and conditions of the Reorganization;

•                  the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•                  the fact that the Target Fund and the Acquiring Fund have identical investment objectives and certain similar principal investment strategies;

•                  the Target Fund and the Acquiring Fund are managed by the same portfolio management team utilizing the same fundamental, bottom-up equity investment management style;

•                  the fact that AAMI will bear the expenses incurred in connection with the Reorganization, including the costs of this proxy solicitation (shareholders will continue to pay brokerage or trading expenses, including those relating to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund, as discussed below);

•                  the degree to which AAMI is waiving fees and reimbursing expenses with respect to the Target Fund, and the Target Fund’s continued and sustained lack of profitability to AAMI;

•                  the comparative historical performance of the Target Fund and the Acquiring Fund;

•                  the fact that the Acquiring Fund will assume all of the liabilities of the Target Fund;

•                  the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes;

and

•                  alternatives available to shareholders of the Target Fund, including liquidation of the Target Fund (which could be a taxable event for shareholders, in contrast to the Reorganization which is expected to be tax-free).

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of the Target Fund and its shareholders. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the Target Fund for approval.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Board’s right to terminate the Reorganization Agreement at any time if it determines that proceeding with the Reorganization is inadvisable for either the Target Fund or the Acquiring Fund. In the event that the Board determines not to proceed with the Reorganization, or if shareholders of the Target Fund do not approve the Reorganization, the Target Fund will be liquidated pursuant to a Plan of Liquidation adopted by the Board at its meeting on June 15, 2016 (the “Plan of Liquidation”). The Board adopted the Plan of Liquidation, which will go into effect only if the Reorganization is not consummated, to provide a contingency option if shareholders of the Target Fund do not approve of the Reorganization.  The Board believes that this contingency plan is in the best interests of shareholders as it has determined that the Target Fund as currently constituted is no longer viable. Shareholder approval is not required to liquidate the Target Fund. If the Target Fund is not reorganized and is instead liquidated under the Plan of Liquidation, the Target Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. The Target Fund would then liquidate and distribute pro rata to the shareholders of record as of the close of business on the liquidation date such shareholders’ proportionate interest in all of the remaining assets of the Target Fund in complete cancellation and redemption of all the outstanding shares of the Target Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to: (i) discharge any unpaid liabilities and obligations of the Target Fund on the Fund’s books on the date of liquidation, including, but not limited to, income dividends and capital gains distributions, if any, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Target Fund on the Fund’s books. AAMI would bear all expenses of the liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses; however, the Target Fund and its shareholders would bear transaction costs and tax consequences associated with turnover of the Fund’s portfolio in anticipation of the liquidation. A liquidation of the Target Fund, like any redemption of Fund shares, would constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. In contrast, the Reorganization is expected to be a non-taxable event for shareholders.

The Trustees of the Trust also approved the Reorganization Agreement on behalf of the Acquiring Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT

The following is a summary of the Reorganization Agreement and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

First, the Reorganization of the Target Fund must be approved by its shareholders. In the event the Target Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations. If the shareholders of the Target Fund do not approve the Reorganization, it is anticipated that the Target Fund will be liquidated under a Plan of Liquidation adopted by the Board of Trustees at its meeting on June 15, 2016, that will only go into effect if the Reorganization is not consummated.

If the shareholders of the Target Fund approve the Reorganization, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions. The Reorganization Agreement contains a number of conditions that must be met before either the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. These include, among others, that (1) the Funds receive from the Funds’ counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from special counsel to Aberdeen Funds that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (2) both the Target Fund and the Acquiring Fund receive from counsel to the Trust the tax opinion described below under “What are the federal income tax consequences of the Reorganization?”; and (3) both the Target Fund and the Acquiring Fund receive certain certificates from its officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement. The Reorganization Agreement contains a number of representations and warranties made by the Target Fund to the Acquiring Fund related to, among other things, the Target Fund’s legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by the Acquiring Fund to the Target Fund.

If the shareholders of the Target Fund approve the Reorganization and various conditions are satisfied, the Target Fund will deliver to the Acquiring Fund all of its assets and liabilities on the closing date of the Reorganization. In the exchange, the Target Fund will receive the Acquiring Fund’s shares to be distributed pro rata to the Target Fund’s shareholders. Each shareholder of the Target Fund will receive the number of full and fractional shares of the corresponding class of the Acquiring Fund equal in value to the value of its shares of the Target Fund as follows:

Target Fund Global Natural Resources Fund	Acquiring Fund Global Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Institutional Service Class	Institutional Service Class

The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the “Closing Date”), which is currently expected to be in the fourth quarter of 2016. The value of the assets of the Target Fund will be the value of such assets as of the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time).

The liquidation and distribution with respect to each class of the Target Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to newly-opened accounts on the books of that Acquiring Fund in the names of the Target Fund shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund shares issued in connection with such exchange.

After such distribution, the Target Fund will take all necessary steps under the 1940 Act, applicable state law, its governing instruments, and any other applicable law to cease operating as an investment company and to cease the continuous offering of its shares, and to liquidate.

The Reorganization Agreement may be amended as may be deemed necessary by the authorized officers of the Trust, provided that following the shareholder meeting no amendment may change the provisions for determining the number of shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval. The Reorganization Agreement may be terminated with respect to the Target Fund or the Acquiring Fund if at any time prior to the Closing Date the Board concludes that the Reorganization is inadvisable with regards to either the Target Fund or Acquiring Fund. The Reorganization Agreement may also be terminated by (i) written consent of the parties; (ii) following a material breach by one party of the representations, warranties or covenants contained in the Reorganization Agreement which is not cured within ten business days; or (iii) by the Target Fund upon the occurrence of an event that has a material adverse effect on one of the parties, or by the Acquiring Fund upon the occurrence of an event that has a material adverse effect on the Target Fund.

Management plans to realign the Combined Fund after the Reorganization in order to remain in compliance with the Acquiring Fund’s investment restrictions . In realigning post-reorganization, the brokerage and/or related trading costs will be borne by shareholders of the Combined Fund. The brokerage and/or related trading costs for the portfolio realignment are approximately 2.2 basis points (0.022%) of the market value of the Combined Fund’s portfolio, which is currently estimated to be approximately $25,300. The brokerage and/or related trading costs equate to approximately $0.0026  per share, post-Reorganization, based on the anticipated outstanding shares of the Combined Fund, using information as of April 30, 2016. The brokerage costs to the Acquiring Fund shareholders are expected to be completely offset by the reduction in the net expense ratio post-Reorganization.

The tax impact of any sales of portfolio holdings will depend on the difference between the price at which such portfolio securities are sold and the applicable Fund’s basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Acquiring Fund has approximately $28,377,696 of capital loss carryforwards, which may be used to offset any capital gains. If the Reorganization is approved and you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you should redeem your shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

Who will pay the expenses of the Reorganization?

The reasonable expenses associated with the Reorganization will be borne solely by AAMI or its affiliates and will not be borne by shareholders (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio of the Combined Fund).

What are the federal income tax consequences of the Reorganization?

Treatment as a Tax-Free Reorganization.  The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Target Fund and the Acquiring Fund, it is expected that Willkie Farr & Gallagher LLP will provide a legal opinion to the effect that, for federal income tax purposes:

•                  Shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund;

•                  No gain or loss will be recognized by the Target Fund (a) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (b) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation, as contemplated in the Reorganization Agreement, except for any gain recognized as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code or regularly attributable to the termination of the Acquired Fund’s taxable year;

•                  Neither the Acquiring Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of the Target Fund;

•                  The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund except for certain adjustments that may be required to be made solely as a result of gain recognized on the transfer of certain assets of the Target Fund;

•                  The holding period and aggregate tax basis for Acquiring Fund shares that are received by the Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder, provided that the shareholder held Target Fund shares as a capital asset at the time of the Reorganization; and

•                  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

AAMI has not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

General Limitation on Capital Losses.  In certain cases, a fund’s ability to use capital losses is limited following a reorganization. As of the fiscal year ended October 31, 2015, the Target Fund had approximately $29,681,878 of capital loss carryforwards. Of such amount, the Target Fund has $28,882,345 in short-term losses scheduled to expire in 2017. Pursuant to the Code, the Target Fund’s losses that may be carried forward indefinitely are required to be utilized prior to the losses that will expire in 2017.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization of the Target Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Acquiring Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

What should I know about shares of the Acquiring Fund?

If the Reorganization is approved by the Target Fund’s shareholders, full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-

emptive or conversion rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. As of the Closing Date, outstanding certificates, if any, representing shares of the Target Fund will be cancelled.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The capitalization tables starting on the next page set out, as of April 30, 2016, the capitalizations of the Target Fund and the Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on June 15, 2016 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of the Target Fund will receive the number of full and fractional shares of the corresponding class of the Acquiring Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of its shares of the Target Fund.  The Acquiring Fund will be the accounting survivor of the Reorganization.

	Global Natural Resources Fund (unaudited)	Global Equity Fund (unaudited)	Pro Forma Adjustment to Capitalization (unaudited)	Acquiring Fund after Reorganization (estimated)

Net Assets
Class A	$10,148,830	$56,335,335	$0	$66,484,165
Class C	$1,577,821	$1,704,022	$0	$3,281,843
Class R	$2,145,939	$1,818,005	$0	$3,963,944
Institutional Class	$6,854,747	$33,750,843	$0	$40,605,590
Institutional Service Class	$826,329	$1,066	$0	$827,395

Shares Outstanding
Class A	852,659	4,716,114	(3,049)	5,565,724
Class C	139,759	150,688	(231)	290,216
Class R	183,376	158,006	3,131	344,513
Institutional Class	567,249	2,819,557	5,399	3,392,205
Institutional Service Class	68,473	88	(258)	68,303

Net Asset Value per share
Class A	$11.90	$11.95	$0	$11.95
Class C	$11.29	$11.31	$0	$11.31
Class R	$11.70	$11.51	$0	$11.51
Institutional Class	$12.08	$11.97	$0	$11.97
Institutional Service Class	$12.07	$12.11	$0	$12.11

COMPARISON OF TARGET FUND AND ACQUIRING FUND

Who manages the Funds?

AAMI, a Delaware corporation formed in 1994, is a registered investment adviser and serves as the investment adviser to both the Target Fund and the Acquiring Fund, and will serve as the investment adviser to the Combined Fund. AAMI is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $420.9 billion in assets as of March 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Pursuant to an investment advisory or sub-advisory agreement with Aberdeen Funds, as applicable, AAMI and AAML manage the Funds in accordance with the policies and procedures established by the Board. In rendering investment advisory or sub-advisory services, AAMI and AAML may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding with AAMI or AAML pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of AAMI and AAML, including the Funds, as associated persons of AAMI and AAML, subject to supervision by AAMI and/or AAML.

The Target and Acquiring Funds are both sub-advised by AAML, and the Combined Fund will be sub-advised by AAML. AAML, a Scottish company, located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, is an affiliate of AAMI and wholly owned by Aberdeen PLC.  AAML is responsible for the day-to-day management of the Target and Acquiring Funds. To the extent that AAML does not have management over a specific portion of either the Target Fund’s or Acquiring Fund’s assets, AAML will assist AAMI with oversight for the Fund. When a portfolio management team from AAML is allocated a specific portion of the Fund’s assets to manage, it will receive a fee from AAMI for its investment management services.

Portfolio Manager Information

The Funds are managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. AAMI and AAML do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows AAMI and AAML to perform the diligent research required by Aberdeen Group’s equity investment process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of the Funds:

Stephen Docherty, Head of Global Equities (AAML).  Stephen Docherty is Head of Global Equities, managing a team of seventeen, including seven senior global equity investment managers and two assistant fund managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994, successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager (AAML).  Bruce Stout is a Senior Investment Manager on the Global Equity Team. He joined Aberdeen in 2001 via the acquisition of Murray Johnstone where he held a number of roles including Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Jamie Cumming, CFA®, Senior Investment Manager (AAML).  Jamie Cumming is a Senior Investment Manager on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. Jamie graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Samantha Fitzpatrick, CFA®, Senior Investment Manager (AAML).  Samantha Fitzpatrick is a Senior Investment Manager on the Global Equity Team. Samantha joined Aberdeen in 2001 through the acquisition of Murray Johnstone where she was in the Market Data Team. Samantha graduated with a BSc (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

Martin Connaghan, Senior Investment Manager (AAML).  Martin Connaghan is a Senior Investment Manager on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles with Aberdeen, including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

The Statement of Additional Information (the “SAI”) for the Funds dated February 29, 2016, as amended, provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of shares in the Funds.

What management fees do the Funds pay?

The annual investment advisory fee for the Acquiring Fund, as a percentage of the Fund’s average net assets, is 0.20% higher at each breakpoint than is the advisory fee for the Target Fund. The Funds have the following advisory fees:

Target Fund	Acquiring Fund

• 0.70% on assets up to $500 million;	• 0.90% on assets up to $500 million;

• 0.65% on assets of $500 million up to $2 billion;	• 0.85% on assets of $500 million up to $2 billion;

• 0.60% on assets of $2 billion and more	• 0.80% on assets of $2 billion and more

AAML receives a sub-advisory fee from AAMI for each of the Target and Acquiring Funds of 90% of the advisory fee received by AAMI from the relevant Fund after fee waivers and expense reimbursements, if any, by AAMI.

Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses) to 1.16% for all classes of the Target Fund, and 1.19% for all classes of the Acquiring Fund, at least through February 28, 2018. Upon closing of the Reorganization, the written contract to limit operating expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses) to 1.19% for all classes of the Acquiring Fund will remain in place and will apply to the Combined Fund.

A discussion regarding the basis of the Board’s approval of the Target Fund’s investment advisory contract and sub-advisory contract is available in the Target Fund’s Annual Report to shareholders for the period ended October 31, 2015. A discussion regarding the basis of the Board’s approval of the Acquiring Fund’s investment advisory contract and sub-advisory contract is available in the Acquiring Fund’s Annual Report to shareholders for the period ended October 31, 2015.

Who are the other service providers?

Both Funds have the same service providers, as detailed below.

Administrator

AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, provides administrative services to the Funds, which includes various administrative and accounting services, daily valuation of each Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board, pursuant to a Fund Administration Agreement. Aberdeen Funds pays the following fees for these fund administration services as set out below. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set out below.

Asset-Based Annual Fee

The Target and Acquiring Funds pay AAMI an annual fee computed daily and payable monthly on the first business day of each month in the amount of 0.08% of aggregate net assets.  The asset-based fees for the Trust as a whole are subject to an annual minimum fee equal to the number of Funds of Aberdeen Funds multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

Aberdeen Funds will also be responsible for out-of-pocket expenses (including, but not limited to, the cost of the pricing services that the administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the administrator or its subcontractors in providing services to Aberdeen Funds. All fees and expenses shall be paid by Aberdeen Funds to the Administrator on behalf of each Fund.

Sub-Administrator and Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, located at 30 Dan Road, Canton, MA 02021-2809, serves as the transfer agent for the Funds. State Street serves as the sub-administrator for the Funds. State Street is located at One Lincoln Street, Boston, Massachusetts 02111. For the administration services provided by State Street to each Fund, AAMI pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by AAMI and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Custodial Services

State Street serves as the custodian for the Target Fund and the Acquiring Fund.

Auditors

KPMG LLP serves as the Funds’ independent registered public accounting firm and is located at 1601 Market Street, Philadelphia, PA 19103.

Distributor and Rule 12b-1 Plan

Aberdeen Fund Distributors LLC (“AFD”), an affiliate of AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, serves as the Target Fund’s and the Acquiring Fund’s primary distributor.

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services.

Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a% of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services

Class A, Class R and Institutional Service Class shares of the Funds are subject to an administrative service fee of up to 0.25% (or a maximum of 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2018), which is in addition to Rule 12b-1 fees for Class A and Class R shares described above. These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, the Funds may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Transfer Agent Out-of-Pocket Expenses

The Target and Acquiring Funds may each pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. (These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees described above.)  Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

What are the Differences in the Funds’ Additional Investments, Investment Techniques and Risks?

The Target Fund’s additional investments, investment techniques and risks are substantially the same as those of the Target Fund, with the exception of “REIT and Real Estate Risk” (described below), which is a non-principal risk for the Target Fund but not for the Acquiring Fund.  The Acquiring Fund may, however, invest in real estate investment trusts and real estate to a lesser extent and thus may be subject to this risk to the extent it makes such investments.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. REITs that invest in real estate mortgages are also subject to prepayment risk.  Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The securities of small real estate-related issuers can be more volatile, less liquid, and have more limited financial resources than securities of larger issuers.

The following additional investments, investment techniques and risks are the same for the Target Fund and the Acquiring Fund.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Custody/Sub-Custody Risk — To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Depositary Receipts — Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Focus Risk — To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Funds employ proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Funds’ procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Funds in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Funds to ensure that it has sufficient liquidity to meet redemption requests.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — Each Fund is subject to risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Market Events Risk — The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Preferred Stock — Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Rights Issues and Warrants — Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.  Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Securities Lending — A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. A Fund lending its securities will require from the borrower collateral equal to: (i) for U.S. securities, 102% of the value of the securities loaned; and (ii) for non-U.S. securities, 105% of the value of the securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. A Fund lending its securities may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                       short-term U.S. Government securities;

•                       certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                       prime quality commercial paper;

•                       repurchase agreements covering any of the securities in which the Fund may invest directly;

•                       shares of money market funds; and

•                       shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk - For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds may rely on the quotations furnished by pricing services or third parties, including broker dealers and counterparties to price these investments, which may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the net asset value.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

How do the Funds’ Dividends and Distributions, Purchase, Redemption and Exchange Policies Differ?

The Target Fund and Acquiring Fund have the same dividends and distributions policies, as well as the same purchase, redemption and exchange policies, which are detailed below.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Purchasing Fund Shares

Each Fund offers five share classes—Class A, Class C, Class R, Institutional Service Class and Institutional Class.  An investment in any share class of a Fund represents an investment in the same assets of the Fund.  However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                  which share classes are available to you;

•                  how long you expect to own your shares;

•                  how much you intend to invest;

•                  total costs and expenses associated with a particular share class; and

•                  whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. Each share class is described in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, it is recommended that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

The table below provides a comparison of Class A and Class C shares. In addition to Class A and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares, which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Class A Shares

Front-end sales charge up to 5.75%	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)(1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or NAV per share.

Administrative services fee of up to 0.25%	No conversion feature.

No maximum investment amount.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No administrative services fee	No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)                                 Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                                 This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer Commission
	Offering Price*	Net Amount Invested (Approximately)	as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

* The offering price of Class A Shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. Information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege.  If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount.  If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges;

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/ selling agreement with the Funds’ distributor;

•                  Retirement Plans;

•                  “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans,  non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans,  and other similar employer-sponsored retirement and benefit plans.

•                  “Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts

•                  investment advisory clients of the Adviser’s affiliates;

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time; and

•                  financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase

$1 million or more in Class A shares in one or more of the funds offered by the Trust at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances.

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  if no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. The CDSC of Class A shares for the Target and Acquiring Funds are described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 701/2  and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds.

Share Classes Available Only to Institutional Accounts

The Target and Acquiring Funds also offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Funds;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                  where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Purchases, Redemptions and Exchanges of Shares

The purchase, redemption and exchange procedures employed by the Target Fund and the Acquiring Fund are identical. Each Fund’s minimum investment requirements are detailed in the tables below. The investment minimums in the table will not apply to shares received in connection with the Reorganization.

CLASS A AND CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line. If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Buying Shares: Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

• if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.	• your proceeds typically will be wired to your bank on the next business day after your order has been processed.
• your bank may charge a fee to wire funds.	• Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

• the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.	• your financial institution may also charge a fee for receiving the wire.

• funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.
ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                  Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Aberdeen Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Systematic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account.

Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

How are the Funds governed?

As a Delaware statutory trust, Aberdeen Funds and its series, the Global Natural Resources Fund and Global Equity Fund, are governed by the Aberdeen Funds Agreement and Declaration of Trust (the “Aberdeen Declaration”), by-laws and the Delaware Statutory Trust Act of 2002, as amended. The operations of Aberdeen Funds are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following is a summary of certain key provisions of the Aberdeen Declaration.

Shareholder Voting

Aberdeen Funds is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, all shares of Aberdeen Funds are entitled to vote on a matter vote without differentiation between the separate series or classes; provided however, (1) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter or (2) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares shall vote as prescribed by such law or regulation. Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders of Aberdeen Funds do not have cumulative voting rights in the election of trustees or on any other matter. Meetings of shareholders of Aberdeen Funds, or any, series or, class thereof, may be called by the trustees, the Chairman of the Board or President of Aberdeen Funds or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Aberdeen Declaration provides that the shareholders have the power to, vote only with respect to: (1) the election of trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to Aberdeen Funds as may be required by the Aberdeen Declaration, Aberdeen Funds’ by-laws, the 1940 Act or any registration statement of Aberdeen Funds with the SEC; or (3) as the trustees may consider necessary or desirable. Generally, unless a larger quorum is required by applicable law, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitute a quorum at the meeting. Generally, subject to certain provisions of the Aberdeen Declaration, the by-laws or applicable law which may require a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders; (2) trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. In electing trustees, all series in Aberdeen Funds vote together.

Election and Removal of Trustees

The Aberdeen Declaration provides that the trustees determine the size of the board of trustees, subject to a maximum of fifteen. Each trustee serves until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Shareholders may elect trustees, including filling any vacancies in the board of trustees, at any meeting of shareholders called by the board of trustees for that purpose. A meeting of shareholders for the purpose of electing one or more trustees may be called by the board of trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

The Aberdeen Declaration permits the Aberdeen board of trustees to remove a trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then trustees specifying the effective date of removal. Shareholders have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder.

Issuance of Shares

Under the Aberdeen Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration (but not less than the net asset value thereof) and in such form as the trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to new or additional shares and have no priority or preference over any other shares with respect to dividends or distributions. Shares are subject to such other rights and preferences as the trustees may determine.

Series and Classes

The Aberdeen Declaration gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to the Aberdeen Declaration

Generally, the Aberdeen Declaration permits the trustees to amend the Aberdeen Declaration by an instrument in writing signed by not less than a majority of the Aberdeen board of trustees unless the Aberdeen Declaration, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.

Liability and Indemnification of Trustees and Officers

To protect the trustees against certain liabilities, the Aberdeen Declaration provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Statutory Trust Act of 2002, as amended, and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of Aberdeen Funds or any investment adviser or principal underwriter of Aberdeen Funds.

In addition, the Aberdeen Declaration provides that Aberdeen Funds, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or Trustee of Aberdeen Funds. Nothing in the Aberdeen Declaration indemnifies, holds harmless or protects any officer or trustee from or against any liability to Aberdeen Funds or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct is referred to as “Disqualifying Conduct”).

The Aberdeen Declaration provides that to the fullest extent permitted by applicable law, the officers and trustees are entitled and have the authority to purchase with trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person’s capacity or former capacity with Aberdeen Funds.

Shareholder Liability

Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations organized under Delaware general corporation law. Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Aberdeen Funds or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability. To guard against this risk, the Aberdeen Declaration:

(1) contains a provision entitling Aberdeen Funds’ shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware; and (2) provides for indemnification out of the property of Aberdeen Funds or its applicable series, for any shareholder held personally liable for the obligations of Aberdeen Funds that arise solely from the shareholder’s ownership of Aberdeen Funds. In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by Aberdeen Funds on behalf of Aberdeen Funds. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Aberdeen Fund is unable to meet its obligations to indemnify a shareholder.

Derivative Actions

Generally, a shareholder may bring a derivative action on behalf of Aberdeen Funds only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused. A demand on the trustees is only excused if a majority of the Aberdeen board of trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing Aberdeen Funds under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Where can I find more information?

For more information with respect to the Target Fund or the Acquiring Fund concerning the following topics, please refer to the following:

For the Target Fund and the Acquiring Fund: see (1) “Additional Information About the Acquiring Fund” in this Proxy Statement/Prospectus for more information about the Funds’ policies or (2) the Funds’ prospectus and SAI with respect to distributions and for tax considerations relating to investing in the Funds, the share classes offered by the Funds, sales charges and waivers of sales charges, pricing, purchase, redemption and exchange of shares of the Funds, and the distribution and administrative service arrangements of the Funds.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Acquiring Fund or which include them as investment options for their respective customers.  The Adviser may also pay and/or reimburse transfer agent out-of-pocket fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Transfer agent out-of-pocket fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative services.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and out of its own resources (not from the Acquiring Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Acquiring Fund’s assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Funds’ distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of an Acquiring Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive. Notwithstanding the revenue sharing payments described above, AAMI and AAML are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                  A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charges) next determined after such acceptance.

•                  Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Statutory Prospectuses;

•                  obtain information on the Acquiring Fund;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930.

By Overnight Mail Boston Financial Data Services, Aberdeen Funds, 30 Dan Road, Canton, MA 02021.

By Fax 866-923-4269.

Excessive or Short-Term Trading

The Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                  restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected and

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Fair Value Pricing.”

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Income and capital gain distributions are described above in “Income and Capital Gain Distributions.”

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                  for individuals, estates and trusts, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                  for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                  distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels (with these income thresholds adjusted annually for inflation). You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

VOTING INFORMATION

What vote is necessary to approve the Proposal?

Quorum; Adjournment

The presence in person or by proxy of one-third of the shares of the Global Natural Resources Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the Global Natural Resources Fund. If a quorum of the Global Natural Resources Fund is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting from shareholders of the Fund, the Meeting may be adjourned by the Chairman of the Board or chairperson of the Meeting or as may otherwise be permitted under the Trust’s bylaws from time to time to permit further solicitation of proxies.

Shareholder Approval

With respect to the Global Natural Resources Fund, the Proposal must be approved by an affirmative vote of the holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act of the Global Natural Resources Fund. This means the lesser of (1) 67% or more of the shares of the Global Natural Resources Fund present at the Meeting if the owners of more than 50% of the shares of the Global Natural Resources Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Global Natural Resources Fund entitled to vote at the Meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

In tallying shareholder votes, abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

This Proxy Statement/Prospectus, and the accompanying Notice of Meeting and proxy card(s) were first mailed to shareholders on or about August 15, 2016.

Who can vote to approve the Proposal?

Only shareholders of record of the Target Fund at the close of business on July 25, 2016 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. Exhibit C to this Proxy Statement/Prospectus sets forth the number of shares of beneficial interest of the Target Fund which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the appropriate Target Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

Aberdeen Funds do not intend to bring any matters before the Meeting with respect to the Target Fund other than those described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting with respect to the Target Fund by others. If the chairman of the Meeting permits any other matter to come before the Meeting, proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. AAMI may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Target Fund or AAMI, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Board has engaged AST Fund Solutions (“AST”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at the cost of $15,000 for the Target Fund. AST also will be reimbursed for its reasonable expenses. Proxy solicitation costs for the Target Fund will be incurred by AAMI. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

As the Meeting date approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of AST if their votes have not yet been received. Proxies that are obtained telephonically by AST will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by AST, an AST representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST, then the AST representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposed Reorganization. Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The AST representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call 877-213-4687 immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

The Target Fund does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. The Target Fund (in the event the Reorganization is not completed) does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Target Fund shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Megan Kennedy, Secretary of Aberdeen Funds, Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Target Fund, c/o Megan Kennedy, Secretary of Aberdeen Funds, Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of Target Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

On July 25, 2016, the officers and Trustees of Global Natural Resources Fund as a group owned less than 1% of the outstanding voting shares of Global Natural Resources Fund. As of such date, no person, except as set forth in the table in Exhibit D, owned beneficially or of record 5% or more of the outstanding shares of any class of Global Natural Resources Fund.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant of the Funds’ registration statement, which contains the Funds’ prospectus and related SAI, is 811-22132 for the Funds.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-1520, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

Financial Statements

The audited financial statements for each Fund appearing in its Annual Report dated October 31, 2015, which have been audited by KPMG LLP, independent registered public accounting firm for the Target Fund, and the unaudited financial statements for each Fund appearing in its Semiannual Report dated April 30, 2016, are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The audited financial statements are incorporated therein by reference in reliance upon such reports given on the authority of KPMG LLP.

Financial Highlights

The financial highlights tables are intended to help you understand the Global Equity Fund’s financial performance for the past five years ended October 31 and for the most recent six-month period ended April 30, 2016. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Global Equity Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the Global Equity Fund relating to the past five years ended October 31 has been audited by KPMG LLP, whose report is included in the Fund’s annual report. The Global Equity Fund’s financial statements are included in the Global Equity Fund’s annual and semi-annual reports.

ABERDEEN GLOBAL EQUITY FUND

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Investments Activities			Distributions
			Net
			Realized
			and					Net
	Net Asset	Net	Unrealized	Total				Asset
	Value,	Investment	Gains	from	Net			Value,
	Beginning	Income	(Losses) on	Investment	Investment	Total	Redemption	End of
	of Period	(a)	Investment	Activities	Income	Distributions	Fees	Period
Class A Shares
Six Months Ended April 30, 2016*	$12.15	$0.06	$(0.23)	$(0.17)	$(0.03)	$(0.03)	$—	$11.95
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	(0.19)	—	12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	—	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	—	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	—	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	—	11.14
Class C Shares
Six Months Ended April 30, 2016*	11.52	0.02	(0.22)	(0.20)	(0.01)	(0.01)	—	11.31
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	(0.12)	—	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	—	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	—	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	—	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	—	10.63
Class R Shares
Six Months Ended April 30, 2016*	11.71	0.04	(0.22)	(0.18)	(0.02)	(0.02)	—	11.51
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	(0.16)	—	11.71
Year Ended October 31, 2014	13.36	0.40	— (i)	0.40	(0.42)	(0.42)	—	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	—	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	—	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	—	10.78
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.30	0.08	(0.23)	(0.15)	(0.04)	(0.04)	—	12.11
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	(0.09)	—	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	—	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	—	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	—	12.01
Institutional Class Shares
Six Months Ended April 30, 2016*	12.16	0.08	(0.23)	(0.15)	(0.04)	(0.04)	—	11.97
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	(0.23)	—	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	—	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	—	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	—	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	—	11.15

*    Unaudited

(a)    Net investment income/(loss) is based on average shares outstanding during the period.

(b)    Excludes sales charge.

(c)    Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)    During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “—“ are $0 or round to $0.

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

			Ratios/Supplemental Data
				Ratio of Expenses (Net of		Ratio of Net	Ratio of Expenses (Prior to
			Net Assets	Reimbursements/Waivers)		Investment Income	Reimbursements/Waivers)
	Total Return		at End of Period	to Average Net Assets		to Average Net Assets	to Average Net Assets		Portfolio Turnover
	(b)(c)		(000’s)	(d)		(d)	(d)(e)		(c)(f)
Class A Shares
Six Months Ended April 30, 2016*	(1.37	)(g)	$56,335	1.56%		0.97%	1.63%		12.92%
Year Ended October 31, 2015	(10.85)%		58,730	1.55	%(h)	1.33%	1.61	%(h)	31.45%
Year Ended October 31, 2014	3.37%		73,230	1.56%		3.22%	1.56%		24.09%
Year Ended October 31, 2013	16.59%		83,800	1.57%		1.42%	1.57%		12.87%
Year Ended October 31, 2012	9.86%		76,894	1.49%		1.73%	1.68%		24.83%
Year Ended October 31, 2011	3.12%		25,480	1.61%		1.89%	1.83%		25.44%
Class C Shares
Six Months Ended April 30, 2016*	(1.71	)%(g)	1,704	2.19%		0.34%	2.31%		12.92%
Year Ended October 31, 2015	(11.43)%		1,729	2.20	%(h)	0.45%	2.26	%(h)	31.45%
Year Ended October 31, 2014	2.78%		4,165	2.19%		2.50%	2.19%		24.09%
Year Ended October 31, 2013	15.83%		5,278	2.19%		0.96%	2.19%		12.87%
Year Ended October 31, 2012	9.11%		3,348	2.20%		1.28%	2.39%		24.83%
Year Ended October 31, 2011	2.43%		2,437	2.32%		1.18%	2.54%		25.44%
Class R Shares
Six Months Ended April 30, 2016*	(1.52	)%(g)	1,818	1.88%		0.75%	1.95%		12.92%
Year Ended October 31, 2015	(11.13)%		1,457	1.88	%(h)	0.96%	1.94	%(h)	31.45%
Year Ended October 31, 2014	3.06%		1,986	1.85%		2.96%	1.85%		24.09%
Year Ended October 31, 2013	16.35%		2,312	1.76%		1.26%	1.76%		12.87%
Year Ended October 31, 2012	9.61%		2,265	1.71%		1.70%	1.90%		24.83%
Year Ended October 31, 2011	2.85%		595	1.82%		1.59%	2.04%		25.44%
Institutional Service Class Shares
Six Months Ended April 30, 2016*	(1.17	)%(g)	1	1.19%		1.34%	1.26%		12.92%
Year Ended October 31, 2015	(10.60)%		1	1.26	%(h)	2.29%	1.33	%(h)	31.45%
Year Ended October 31, 2014	3.62	%(g)	2	1.19%		3.12%	1.19%		24.09%
Year Ended October 31, 2013	17.44	%(g)	1	1.19%		1.80%	1.20%		12.87%
Period Ended October 31, 2012(j)(k)	15.65	%(g)	1	1.19%		2.28%	1.39%		24.83%
Institutional Class Shares
Six Months Ended April 30, 2016*	(1.19	)%(g)	33,751	1.19%		1.37%	1.26%		12.92%
Year Ended October 31, 2015	(10.55)%		30,678	1.19	%(h)	1.08%	1.25	%(h)	31.45%
Year Ended October 31, 2014	3.77	%(g)	78,381	1.19%		3.36%	1.19%		24.09%
Year Ended October 31, 2013	17.01	%(g)	67,843	1.19%		1.89%	1.19%		12.87%
Year Ended October 31, 2012	10.16%		39,134	1.20%		1.95%	1.39%		24.83%
Year Ended October 31, 2011	3.40%		10,491	1.32%		2.29%	1.54%		25.44%

(g)    The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(h)    Includes interest expense that amounts to less than 0.01%.

(i)      Less than $0.005 per share.

(j)      For the period from December 19, 2011 (commencement of operations) through October 31, 2012.

(k)    There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class. See Note 6 for Financial Highlight information prior to year ended October 31, 2009.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Investment Restrictions

Exhibit C—Outstanding Voting Securities as of July 25, 2016

Exhibit D—Principal Holders of Shares as of July 25, 2016

1

(This page has been left blank intentionally.)

1

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this   th day of         , 2016, by Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”), on behalf of its series, the Aberdeen Global Natural Resources Fund (the “Acquired Fund”) and the Aberdeen Global Equity Fund (the “Acquiring Fund”) (the Acquired Fund and the Acquiring Fund, collectively, the “Funds,” and each, a “Fund”), and, solely for purposes of paragraphs 4.2, 5.6 and 8.2 hereof, Aberdeen Asset Management Inc., a corporation organized under the laws of the State of Delaware (“AAMI”).

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization of the Acquired Fund (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares (collectively, the “Shares”) of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

As the Funds are each series of the Aberdeen Trust, all parties to this Agreement acknowledge and accept that each Fund does not have a Board of Trustees or officers separate from the other series of the Aberdeen Trust.  Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by each Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Aberdeen Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each Fund.

WHEREAS, the Board of Trustees of the Aberdeen Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Aberdeen Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund’s shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund’s liabilities and liquidation of the Acquired Fund.

1.1.                            Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (i) to deliver to the Acquired Fund the number of each corresponding class of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below); and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund; Class R shares of the Acquiring Fund correspond to Class R shares of the Acquired Fund; Institutional Class shares of the Acquiring Fund correspond to Institutional Class shares of the Acquired Fund; and Institutional Service Class shares of the Acquiring Fund correspond to Institutional Service Class shares of the Acquired Fund.

1.2.                            The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the “Closing Date”).

1.3.                            The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, whether absolute or contingent, known or unknown, accrued or unaccrued, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company (“State Street”), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.  The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4.                            As soon on or after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record determined as of the close of business on the Closing Date (the “Fund Shareholders”) the Acquiring Fund Shares it receives pursuant to paragraph 1.1.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund’s shareholders representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund shareholders holding the corresponding class of the Acquired Fund’s shares.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.                            Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information.

1.6.                            Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.                            Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.                                      Valuation

2.1.                            The value of the Acquired Fund’s assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the

Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s then current prospectus or statement of additional information.

2.2.                            The number of Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the corresponding class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then current prospectus or statement of additional information.

2.3.                            All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.                                      Closing and Closing Date

3.1.                            The Closing Date for the Reorganization shall be [                    ], or such other date as the parties to such Reorganization may agree to in writing.  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of trading on the NYSE on the Closing Date unless otherwise provided.  The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2.                            State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3.                            In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.                            The Acquired Fund shall instruct its transfer agent to provide at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund’s shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund’s transfer agent.  The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date to the Secretary of the Aberdeen Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, the Aberdeen Trust, on behalf of the Funds, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.                                      Representations and Warranties

4.1.                            The Aberdeen Trust, on behalf of each Fund, represents and warrants that:

(a)                                 The Funds are not, and the execution, delivery and performance of this Agreement by the Aberdeen Trust will not result, in a violation of the Aberdeen Trust’s Agreement and Declaration of Trust, as amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Aberdeen Trust, on behalf of the Funds, is a party or by which the Funds or their property are bound;

(b)                                 There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)                                  The Aberdeen Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect;

(d)                                 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Funds or any of their properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business.  The Aberdeen Trust knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;

(e)                                  The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2015, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates.  The unaudited financial statements of the Acquired Fund for the six-months ended April 30, 2016 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of [               ] that are not disclosed therein.

(f)                                   Since October 31, 2015 and April 30, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.  For purposes of this subparagraph (f), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)                                 At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)                                 To the knowledge of the Aberdeen Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(i)                                    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code; and the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)                                    All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(k)                                 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)                                    The information to be furnished by the Acquiring Fund and Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)                             The current prospectus and statement of additional information of the Acquiring Fund and Acquired Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(n)                                 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2.                            AAMI represents and warrants to the Acquiring Fund as follows: To the knowledge of AAMI, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by AAMI and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.                                      Covenants of the Acquired Fund and the Acquiring Fund

5.1.                            The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2.                            The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund’s Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund Shareholders’ ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.

5.3.                            Subject to the provisions of this Agreement, the Aberdeen Trust on behalf of the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                            The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer (“Indemnified Person”) of the Aberdeen Trust, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person’s service as a Trustee or officer of the Aberdeen Trust, as such service involves the Acquired Fund, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law.  This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law.  Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5.                            The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Fund, the Acquired Fund nor the Aberdeen Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the Acquiring Fund, the Acquired Fund and the Aberdeen Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in paragraph 7.4.

5.6.                            AAMI agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against AAMI or its affiliates by reason of any act or failure to act by AAMI or any of its affiliates prior to the Closing Date.

6.                                      Conditions Precedent to Obligations of the Aberdeen Trust

The obligations of the Aberdeen Trust, on behalf of the Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Aberdeen Trust, on behalf of the Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1.                            All representations and warranties by the Aberdeen Trust, the Acquired Fund or Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.                            The Aberdeen Trust has delivered, on behalf of each Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Aberdeen Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

6.3.                            The Aberdeen Trust, on behalf of the Funds, shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher LLP, counsel to the Aberdeen Trust, dated as of the Closing Date, covering the following points: That (a) the Aberdeen Trust is validly existing in good standing as a statutory trust under the Act, and has the trust power and authority under its Agreement and Declaration of Trust, By-Laws and resolutions adopted by its Board of Trustees (together, the “Aberdeen Trust Documents”) and the Act to execute, deliver and perform its obligations under the Agreement and to carry on its business as a registered management investment company; (b) the execution and delivery of the Agreement and the consummation by the Aberdeen Trust of the transactions contemplated thereby have been duly authorized by the Aberdeen Trust under the Aberdeen Trust Documents and the Act; (c) the Agreement has been duly executed and delivered by the Aberdeen Trust; (d) each Fund has been duly established as a separate series of the Aberdeen Trust under its Agreement and Declaration of Trust and Section 3806(b)(2) of the Act; (e) assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, the Agreement is a valid and binding obligation of the Aberdeen Trust enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, receivership or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) considerations of public policy or the effect of applicable law relating to fiduciary duties and (iv) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies; provided, however, that such counsel shall express no opinion with respect to any document referenced in, or incorporated by reference into, the Agreement; (f) neither the execution, delivery and performance by the Aberdeen Trust of the Agreement, nor the consummation by the Aberdeen Trust of the transactions contemplated thereby, violates (i) the Aberdeen Trust Documents or (ii) any law, rule or regulation of the State of Delaware applicable to the Aberdeen Trust; (g) the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby do not result in a material violation of any provision of any agreement filed as an exhibit to the Aberdeen Trust’s Registration Statement on Form N-1A or such agreements that the Aberdeen Trust has represented to such counsel are the only other agreements that are material to the Aberdeen Trust and which are identified in an exhibit to the opinion (collectively, the “Aberdeen Material Agreements”) to which the Aberdeen Trust, on behalf of each Fund, is a party or by which it or its property is bound or, result in the acceleration of any obligation or the imposition of any penalty, under any Aberdeen Material Agreement, judgment, or decree, known to such counsel, to which a Fund is a party or by which it or its property is bound; (h) neither the execution, delivery and performance by the Aberdeen Trust of the Agreement, nor the consummation by the Aberdeen Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the State of Delaware, other than the filing of the Certificate of Trust of the Aberdeen Trust (which Certificate of Trust has been duly filed); (i) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Aberdeen Trust, on behalf of each Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Funds’ business; (j) the Aberdeen Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (k) the shares of the Acquiring Fund to be issued as provided for by the Agreement are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund, and under the Aberdeen Trust’s Agreement and Declaration of Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights.

With respect to all matters of Delaware law, such counsel shall be entitled to state that it has relied upon the opinion of Richards, Layton & Finger, PA and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Richards, Layton & Finger, PA.

7.                                      Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the Aberdeen Trust shall not be required to consummate the transactions contemplated by this Agreement.

7.1.                            The Board of Trustees of the Aberdeen Trust, including a majority of the trustees who are not “interested persons” of the Aberdeen Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Fund and that the interests of the shareholders in each Fund would not be diluted as a result of such transactions.

7.2.                            On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.3.                            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) [and approval by shareholders of the Acquired Fund] deemed necessary by the Aberdeen Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

7.4.                            The Aberdeen Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired Fund and the Acquiring Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)                                 The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund’s taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares of beneficial interest for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund’s shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares of beneficial interest held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Fund shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Aberdeen Trust.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 7.4.

8.                                      Brokerage Fees and Expenses; Other Agreements

8.1.                            Each Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

8.2.                            AAMI or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund’s prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund’s prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses.  These expenses do not include brokerage or trading expenses, including those related to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.3.                            Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

9.                                      Entire Agreement; Survival of Warranties

9.1.                            The Aberdeen Trust, on behalf of the Acquiring Fund and the Acquired Fund, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

9.2.                            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.                               Termination

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the Aberdeen Trust.

11.                               Amendments

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the Aberdeen Trust.

12.                               Notices

12.1.                     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Attention: Legal

or to the Acquired Fund at:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Attention: Legal

13.                               Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

13.1.                     The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.                     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Trustee and attested to by its Vice President, Secretary or Assistant Secretary.

ABERDEEN FUNDS
For and on Behalf of
ABERDEEN GLOBAL NATURAL RESOURCES FUND and ABERDEEN GLOBAL EQUITY FUND

By:
Name:
Title:

Solely with respect to paragraphs 4.2, 5.6 and 8.2 hereof:

ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

Exhibit B

Investment Restrictions

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Target Fund	Acquiring Fund

The Fund may not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Fund will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For a Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The Fund may not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Fund may not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional	The Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional

Target Fund	Acquiring Fund

Information of the Fund.	Information of the Fund.

The Fund may not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.(1)

The Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (1)

(1) Each Fund was previously non-diversified, but is now diversified and complies with this restriction.

Non-Fundamental Investment Restrictions

The following are non-fundamental investment restrictions of each Fund which may be changed by the board of directors/trustees without shareholder approval.

Target Fund	Acquiring Fund

The Fund will not acquire securities of registered open- end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)or 12(d)(1)(G) of the 1940 Act.	The Fund will not acquire securities of registered open- end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute

Target Fund	Acquiring Fund

selling securities short.	selling securities short.

The Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

The Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.	The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

The Fund may not purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open- end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund may not purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open- end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Exhibit C

OUTSTANDING VOTING SECURITIES AS OF JULY 25, 2016

Fund	Total Shares Outstanding
Aberdeen Global Natural Resources Fund	1,274,906.551

C-1

(This page has been left blank intentionally.)

C-2

Exhibit D

PRINCIPAL HOLDERS OF SHARES AS OF JULY 25, 2016

ABERDEEN GLOBAL NATURAL RESOURCES FUND

The following table sets forth the name, address and share ownership of each person known to Aberdeen Global Natural Resources Fund to have ownership with respect to 5% or more of a class of each of the Fund as of July 25, 2016. The type of ownership of each entry listed on the table is record ownership.

Class	Name and Address	Amount of Shares Owned	Percentage of Class Owned
Class A	Charles Schwab & Co., Inc 211 Main Street San Francisco, CA, 94105	260,790.143	31.18%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL, 32246	228,539.380	27.33%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ, 07399	61,306.220	7.33%
Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL, 32246	50,690.317	38.85%
	Morgan Stanley Smith Barney 1300 Thames Street Wharf 6th Floor Baltimore, MD, 21231	29,180.442	22.37%
	First Clearing LLC 2801 Market Street St. Louis, MO, 63103	9,492.723	7.28%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA, 94105	8,010.707	6.14%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ, 07399	6,522.422	5.00%
Class R	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL, 32246	133,194.513	69.29%
	LPL Financial Corporation 1251 Waterfront Place Suite 525 Pittsburgh, PA, 15222	14,831.614	7.72%
Institutional Class	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL, 32246	27,196.021	41.90%
	UBS Financial Services Inc. 1000 Harbor Boulevard 5th Floor Weehawken, NJ, 07086	25,129.772	38.72%
	GWFS Equities Inc. 8515 E Orchard Road 2T2 Greenwood Village, CO, 80111	6,677.145	10.29%
Institutional Service Class	National Financial Services LLC 499 Washington Boulevard Floor 5, Floor 4 Jersey City, NJ, 07310	48,004.046	94.08%

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PART B

ABERDEEN FUNDS
Aberdeen Global Equity Fund
Aberdeen Global Natural Resources Fund

STATEMENT OF ADDITIONAL INFORMATION

August 5, 2016

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of the Aberdeen Global Natural Resources Fund, a series of Aberdeen Funds, a Delaware statutory trust (the “Global Natural Resources Fund” or the “Target Fund”), into the Aberdeen Global Equity Fund (the “Global Equity Fund” or “Acquiring Fund”), also a series of Aberdeen Funds.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated August 5, 2016 (the “Proxy Statement/Prospectus”).  As described in the Proxy Statement/Prospectus, in the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus.  A copy of the Proxy Statement/Prospectus is available upon request and without charge by writing to Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or by calling (866) 667-9231.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

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Table of Contents

Additional Information About the Global Natural Resources Fund and Global Equity Fund	E-3

Financial Statements	E-3

Pro Forma Financial Information	E-3

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Additional Information About the Global Natural Resources Fund and Global Equity Fund

For the Global Natural Resources Fund and the Global Equity Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of Aberdeen Funds, which includes both the Global Natural Resources Fund and the Global Equity Fund dated February 29, 2016 (SEC Accession No. 0001104659-16-101125), as amended and supplemented, as filed with the SEC.

Financial Statements

This SAI incorporates by reference (i) the Annual Reports of the Global Natural Resources Fund and Global Equity Fund (the “Funds”) for the fiscal year ended October 31, 2015 (SEC Accession No. 0001193125-16-424612) and (ii) the Semi-Annual Reports of the Global Natural Resources Fund and Global Equity Fund for the semi-annual period ended April 30, 2016 (SEC Accession No. 0001193125-15-243870), each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Target Fund and the Acquiring Fund. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

Pro Forma Financial Information

The unaudited pro forma information provided herein should be read in conjunction with the Funds’ annual report dated October 31, 2015 and the semi-annual report dated April 30, 2016, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period ended April 30, 2016 is intended to present ratios and supplemental data as if the reorganization of Global Natural Resources Fund into Global Equity Fund occurred on May 1, 2016. The Global Equity Fund, following completion of the reorganization is referred to as the “Combined Portfolio.” The Global Equity Fund will be the accounting and performance survivor of the Reorganization.

AAMI receives for its services to the Target Fund and for its services to the Acquiring Fund monthly compensation at the annual rate as follows:

	Target Fund	Acquiring Fund
On assets up to $500 million	0.70%	0.90%
On assets of $500 million up to $2 billion	0.65%	0.85%
On assets of $2 billion and more	0.60%	0.80%

Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses) to 1.16% for all classes of the Target Fund, and 1.19% for all classes of the Acquiring Fund, at least through February 28, 2018. Upon closing of the Reorganization, the written contract to limit operating expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses) to 1.19% for all classes of the Acquiring Fund will still be in place and will apply to the Combined Portfolio.

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As of April 30, 2016, the net assets of: (i) the Global Natural Resources Fund were $21,553,666; and (ii) the Global Equity Fund were $93,609,271.  The net assets of the Combined Portfolio as of April 30, 2016 would have been $115,162,937.

On a pro forma basis for the year ended October 31, 2015 and for the six months ended April 30, 2016, the Reorganization would not have resulted in a change in the management fees paid by the Combined Portfolio (as compared to those paid by the Acquiring Fund), and a decrease in other operating expenses for the Combined Portfolio of $169,082 and $78,445, respectively, resulting in a $0.02 and $0.01 per share gross expense decrease when compared to the Acquiring Fund, respectively. These changes would not result in a change to the net operating expenses of the Combined Fund.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

It is expected that approximately 84% of the Target Fund, based upon the value of its portfolio holdings on June 30, 2016, will be sold to realign the Target Fund prior to the Reorganization in order to permit the Combined Portfolio to meet the investment policies and restrictions of the Acquiring Fund. The investment policies and restrictions of the Acquiring Fund differ from those of the Target Fund primarily with respect to the Target Fund’s non-fundamental policy to invest more than 80% of its assets in natural resources industries.  The portion of the Target Fund’s portfolio holdings that will be sold to realign the Target Fund will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. If all such holdings were sold on June 30, 2016, the sales would result in a net capital loss estimated to be $2,480,785, or $0.29 per share, assuming all Target Fund shareholders as of June 30, 2016 elect to participate in the Reorganization and there is no attrition in the number of Acquiring Fund shareholders as of June 30, 2016. This amount does not take into account current year net realized capital gains. The estimated trading costs to realign the portfolio in such instance would be approximately $25,300, which will be borne by Combined Portfolio shareholders, and is not included in the total estimated costs of the Reorganization that will be paid by AAMI. The actual trading costs and amount of capital gains or losses resulting from the sale of the Target Fund’s portfolio holdings will differ from the amounts stated above due to changes in market conditions, portfolio composition and market values at the time of sale.

Any capital gains recognized from the sale of securities by the Global Natural Resources Fund on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Global Natural Resources Fund shortly prior to the closing as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions, if any, would be taxable to tax-paying shareholders. Any capital gains recognized in sales of securities on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to tax-paying shareholders.  As of fiscal year end October 31, 2015, the Global Natural Resources Fund had unused capital loss carryforwards of approximately $29,681,878.

The Combined Portfolio will succeed to the capital loss carryforwards, if any, of the Global Equity Fund and the Global Natural Resources Fund, subject to the limitations described below. The Global Natural Resources Fund has capital loss carryforwards that, in the absence of the applicable Reorganization, would generally be available to offset its respective capital gains. As a result of the Reorganization, the Global Natural Resources Fund is expected to undergo an “ownership change” for tax purposes (because the Global Natural Resources Fund is smaller than the Global Equity Fund), and, accordingly, the capital loss carryforwards and certain built-in losses, if any, of the Global Natural Resources Fund will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, which may be material, any unused portion of these losses may be available to the Combined Portfolio in subsequent years, subject to an overall eight-year capital loss carryforward limit for losses generated in taxable years beginning before December 31, 2010, as measured from the date of recognition.  In addition, for five years beginning after the Reorganization, the Combined Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Portfolio with capital loss carryforwards and certain built-in losses attributable to another Portfolio. The Global Natural Resources Fund had capital loss carryforwards as of October 31, 2015 of approximately $28,882,345 that expire in 2017 and $799,533 that are not subject to expiration. The Global Equity Fund had capital loss carryforwards as of October 31, 2015 of approximately $299,633 that expire in 2016, $27,953,370 that expire in 2017, and $124,693 that are not subject to expiration. Capital loss carryforwards generated during taxable years beginning after the Reorganization will not be subject to expiration.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss is expected to be recognized by the Funds or their shareholders as a result of the relevant reorganization, except in certain limited cases. The aggregate tax basis of the Global Equity Fund shares received by the shareholders of the Global Natural Resources Fund is expected to be the same as the aggregate tax basis of the Global Natural Resources Fund shares held immediately before the Reorganization.

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AAMI or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs, other than any transaction costs relating to the sale of portfolio securities prior to or after the Reorganization as described above. The total expenses incurred in connection with the Reorganization is estimated to be approximately $110,750.

Legal estimate: $  70,000

Print/mail estimate: $   27,000

Audit/Tax estimate:   $   8,750

Other (including filing costs): $    5,000

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